LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED APRIL 6, 2016

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Summary Prospectus(es), Prospectus(es) and Statement of Additional Information (“SAI”) for each of the funds listed in Schedule A:

All outstanding Class B shares of the fund will be converted into Class A shares of the fund as soon as practicable on or about June 30, 2016 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), the fund will no longer offer Class B shares for incoming exchanges.

SCHEDULE A

LEGG MASON PARTNERS EQUITY TRUST	Date of Summary Prospectus, Prospectus and SAI
ClearBridge Mid Cap Fund	March 1, 2016
QS Growth Fund	June 1, 2015
QS Moderate Growth Fund	June 1, 2015

LEGG MASON PARTNERS INCOME TRUST	Date of Summary Prospectus, Prospectus and SAI
Western Asset Managed Municipals Fund	June 30, 2015

LEGG MASON PARTNERS MONEY MARKET TRUST	Date of Summary Prospectuses, Prospectuses and SAI
Western Asset Liquid Reserves	December 29, 2015
Western Asset Tax Free Reserves	December 29, 2015

Please retain this supplement for future reference.

LMFX260061